U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 25, 2007
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                                GREATBATCH, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                        1-16137                 16-1531026
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)

 9645 Wehrle Drive, Clarence, New York                               14031
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(Address of principal executive offices)                           (Zip Code)

        Registrant's telephone number, including area code (716) 759-5600
                                                           --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240 14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Item 8.01 Other Events
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     On September 25, 2007, Greatbatch, Inc. (the "Company") issued a press release providing updated guidance for its fiscal year ending December 28, 2007. A copy of the press release is filed as exhibit 99.1 to this report.


Item 9.01 Financial Statements and Exhibits
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     (d)  Exhibits

     99.1 Press Release dated September 25, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 25, 2007                    GREATBATCH, INC.

                                             By: /s/ Thomas J. Mazza
                                                 -------------------------------
                                                 Thomas J. Mazza
                                                 Senior Vice President and Chief
                                                 Financial Officer